Exhibit 99.2

FIFTH THIRD BANCORP

COMMON STOCK, NO PAR VALUE

EQUITY DISTRIBUTION AGREEMENT

May 20, 2009

May 20, 2009

To Morgan Stanley & Co. Incorporated and

 Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o Morgan Stanley & Co. Incorporated

 1585 Broadway

 New York, New York 10036

Ladies and Gentlemen:

Fifth Third Bancorp, an Ohio corporation (the “Company”), proposes to issue and sell through or to Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sales agents and/or principals (the “Managers”), on the terms set forth in this equity distribution agreement (this “Agreement”), shares of its common stock, no par value, having an aggregate gross sales price of up to $750,000,000 (the “Shares”). The shares of common stock, no par value, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock”.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-141560), as amended, including a base prospectus, which registration statement became effective upon filing with the Commission under Rule 462(e) of the Securities Act of 1933, as amended (the “Securities Act”), relating to the securities registered thereunder (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company. The registration statement as of its most recent effective date, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement”, and the related base prospectus dated April 28, 2008 covering the Shelf Securities and filed as part of the Registration Statement, together with any amendments or supplements thereto as of the most recent effective date of the Registration Statement, is hereinafter referred to as the “Basic Prospectus”. “Prospectus Supplement” means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof, in the form furnished by the Company to the Managers in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus” means the Basic Prospectus, as supplemented by the Prospectus Supplement and the most recent Interim Prospectus Supplement (as defined in Section 6(c) below), if any. For purposes of this Agreement,

“free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act. “Permitted Free Writing Prospectuses” means the documents listed on Schedule I hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement”, “Basic Prospectus”, “Prospectus Supplement”, “Interim Prospectus Supplement” and “Prospectus” shall include the documents, if any, incorporated by reference therein. The terms “supplement”, “amendment”, and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, any Interim Prospectus Supplement, the Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein (the “Incorporated Documents”).

1. Representations and Warranties. The Company represents and warrants to and agrees with each Manager that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement, and the Company has not received notice pursuant to Rule 401(g)(2) under the Securities Act that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(b) (i) (A) At the respective times the Registration Statement and each amendment thereto became effective, (B) at each deemed effective date with respect to the Managers pursuant to Rule 430B(f)(2) under the Securities Act (each, a “Deemed Effective Time”), (C) as of each time Shares are sold pursuant to this Agreement (each, a “Time of Sale”), (D) at each Settlement Date (as defined below) and (E) at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares (the “Delivery Period”), the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations under the Securities Act; (ii) the Basic Prospectus complied at the time it was filed with the Commission, complies as of the date hereof and, as of each Time of Sale and at all times during the Delivery Period, will comply in all material respects with the rules and regulations under the Securities Act; (iii) each of the Prospectus Supplement, any Interim Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, as of each Time of Sale, as of each Settlement Date and at all times during the Delivery Period, in all material respects with the rules and regulations under the Securities Act and (iv) the

Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any further Incorporated Documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(c) (i) As of the date hereof, at the respective times the Registration Statement and each amendment thereto became effective and at each Deemed Effective Time, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of each Time of Sale, the Prospectus (as amended and supplemented at such Time of Sale) and any Permitted Free Writing Prospectus, considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) as of its date, the Prospectus did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) at any Settlement Date, the Prospectus (as amended and supplemented at such Settlement Date) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by any Manager expressly for use in the Prospectus or in the General Disclosure Package.

(d) Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Managers, did not, does not and will not include any material information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus. Each broadly available road show, if any, when considered together with the General Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except for the Permitted Free Writing Prospectuses, if any, and electronic road shows, if any, each furnished to the Managers before first use, the Company has not prepared, used or referred to, and will not, without each Manager’s prior consent, prepare, use or refer to, any free writing prospectus.

(e) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Shelf Securities in reliance on the exemption of Rule 163 under the Securities Act, the Company was not an “ineligible issuer” as defined in Rule 405 of the Securities Act; and (B) (i) at the time of filing of the Registration Statement, (ii) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and (iii) at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Securities Act.

(f) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Ohio, is duly registered as a bank holding company and qualified as a financial holding company under the Bank Holding Company Act of 1956, as amended, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in each of the Registration Statement, the Prospectus and the General Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole.

(g) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in each of the Registration Statement, the Prospectus and the General Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole.

(h) The Company and each of its “significant subsidiaries” (as such term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act (each a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”) are in compliance with all laws administered by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), the Federal Deposit Insurance Corporation (“FDIC”) and any other federal or state bank regulatory authorities (together with the Federal Reserve Board and the FDIC, the “Bank Regulatory Authorities”) with jurisdiction over the Company or any of its Significant Subsidiaries, except for failures to be so in compliance that would not reasonably be expected to have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole.

(i) The deposit accounts of each of the bank subsidiaries of the Company are insured up to applicable limits by the FDIC and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of the Company, threatened.

(j) This Agreement has been duly authorized, executed and delivered by the Company.

(k) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Registration Statement, the Prospectus and the General Disclosure Package, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(l) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

(m) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or code of regulations of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained under the Securities Act, may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(n) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise) or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the General Disclosure Package.

(o) There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in the General Disclosure Package and proceedings that would not have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement and the General Disclosure Package or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described.

(p) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the General Disclosure Package will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(q) Except for rights set forth in the Letter Agreement dated December 31, 2008 by and among the Company and the United States Department of the Treasury, and the Securities Purchase Agreement attached as Exhibit A to such Letter Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(r) Neither the Company nor any of its subsidiaries or affiliates, nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(s) The operations of the Company and its subsidiaries are currently in material compliance with applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(t) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently the subject of any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person or entity currently the subject of any sanctions administered by OFAC.

(u) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the General Disclosure Package, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock or long-term debt of the Company and its subsidiaries, except in each case as described in each of the Registration Statement, the Prospectus and the General Disclosure Package, respectively.

(v) Neither the Company nor any subsidiary is in violation or default of (i) any provision of any of its Articles of Incorporation, Code of Regulations, By-laws or other constitutive documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, which violation or default would, in the case of clauses (ii) and (iii) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (v), reasonably be expected to result in a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole.

(w) The Company is not subject to any order of the Federal Reserve Board which, as of the date hereof, prohibits the payment of dividends by it or any of its subsidiaries.

(x) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(y) There is and has been no material failure on the part of the Company and to the best of its knowledge any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(z) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes shown on such return or a notice of any taxing authority, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such taxes shown on such notice, assessment, fine or penalty that is currently being contested in good faith and further except for failures to so file or pay that would not reasonably be expected to have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole.

(aa) The Company and its Significant Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the General Disclosure Package or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Significant Subsidiaries; and any real property and buildings held under lease by the Company and its Significant Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Significant Subsidiaries , in each case except as described in the General Disclosure Package.

(bb) The Company and its subsidiaries own, license or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, trademarks, service marks and trade names currently employed by them in connection with the business now operated by them.

(cc) The Company and its Significant Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its Significant Subsidiaries , taken as a whole, except as described in the General Disclosure Package.

(dd) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

(ee) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ff) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and principal financial officer by others within those entities and such disclosure controls and procedures are effective.

2. Sale of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Manager agree that the Company may from time to time seek to sell Shares through the Managers, acting as sales agent, or directly to any Manager, acting as principal, as follows:

(a) The Company may submit its orders to any Manager by telephone (including any price, time or size limits or other customary parameters or conditions) to sell Shares on any Trading Day (as defined herein) which order shall be confirmed by such Manager (and accepted by the Company) by electronic mail using a form substantially similar to that attached hereto as Exhibit A. As used herein, “Trading Day” shall mean any trading day on the NASDAQ Global Select Market (the “Exchange”), other than a day on which the Exchange is scheduled to close prior to its regular weekday closing time.

(b) Subject to the terms and conditions hereof, each Manager shall use its commercially reasonable efforts to execute any Company order submitted to it hereunder to sell Shares and with respect to which such Manager has agreed to act as sales agent. The Company acknowledges and agrees that (i) there can be no assurance that such Manager will be successful in selling the Shares, (ii) such Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason and (iii) such Manager shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed by such Manager and the Company.

(c) The Managers hereby covenant and agree not to make any sales of the Shares on behalf of the Company other than as permitted by the terms of this Agreement.

(d) The Company shall not authorize the issuance and sale of, and no Manager shall sell as sales agent, any Share at a price lower than the minimum price therefor designated by the Company pursuant to Section 2(a) above. In addition, the Managers acting together or the Company may, upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares with respect to which any Manager is acting as sales agent; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.

(e) If acting as sales agent hereunder, each Manager shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on the Exchange each day in which Shares are sold under this Agreement setting forth (i) the amount of Shares sold on such day, (ii) the gross offering proceeds received from such sale and (iii) the commission payable by the Company to such Manager with respect to such sales.

(f) At each Time of Sale, Settlement Date and Representation Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of any Manager to use its commercially reasonable efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement.

(g) Notwithstanding any other provision of this Agreement, the Company and each Manager agree that no sales of Shares shall take place, the Company shall not request the sales of any Shares that would be sold and no Manager shall be obligated to sell or offer to sell, during any period in which the Company’s insider trading policy, as it exists on the date of this Agreement, would prohibit the purchase or sale of Common Stock by persons subject to such policy, or during any other period in which the Company is, or could be deemed to be, in possession of material non-public information.

3. Fees and Expense Reimbursement. (a) The compensation to each Manager for sales of the Shares with respect to which such Manager acts as sales agent hereunder shall be equal to 1.375% of the gross offering proceeds of the Shares sold pursuant to this Agreement . The Company may sell Shares to each Manager as principal at a price agreed upon at the relevant Time of Sale.

(b) The Company shall reimburse each Manager for (i) fifty percent of the Manager’s reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Manager, incurred by the Manager at any time on or prior to the date of this Agreement in connection with the commencement of the offering and other matters contemplated by this Agreement; provided, that the Company shall not be obligated pursuant to this Section (3)(b) to reimburse any Manager for any such expenses incurred by the Managers in excess of $100,000 in the aggregate, and (ii) after the date of this Agreement, the Managers’ reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Managers, incurred by the Managers at any time after the date of this Agreement in connection with the transactions and other matters contemplated hereunder in an amount equal to the product of (A) the aggregate of all reasonable out-of-pocket expenses incurred by the Managers under this clause (ii) of Section 3(b), and (B) a fraction equal to (x) the aggregate gross sales price of the Shares remaining unsold under this Agreement divided by (y) $750,000,000.

(c) Notwithstanding anything to the contrary herein, the Company shall not be obligated to make any reimbursements to a Manager pursuant to Section 3(b)(ii) if (i) the Manager terminates this Agreement pursuant to Section 10(b) and (ii) the Company is not in breach of any material provision of this Agreement at or during the 30 days prior to the time of such termination; provided that if such termination results from a failure by the

Company to comply, in the determination of the Manager, with its obligations under Sections 6(m), 6(n), 6(p) or 6(q), the Company’s obligation to make such reimbursement shall continue.

4. Payment, Delivery and Other Obligations. Settlement for sales of the Shares pursuant to this Agreement will occur on the third Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through or to each Manager for settlement on such date shall be issued and delivered by the Company to each Manager against payment of the net proceeds from the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to each Manager’s or its designee’s account (provided such Manager shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payment in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (i) hold each Manager harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay each Manager any commission, discount or other compensation to which it would otherwise be entitled absent such default.

5. Conditions to the Managers’ Obligations. The obligations of each Manager are subject to the following conditions:

(a) Since the later of (A) the date of this Agreement and (B) the immediately preceding Representation Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the General Disclosure Package that, in each Manager’s judgment, is material and adverse and that makes it, in each Manager’s judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

(b) Each Manager shall have received on each Representation Date, and on such other dates as may be reasonably requested by the Managers, a certificate, dated such Representation Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct as of such Representation Date; (ii) the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such Representation Date; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission; (iv) the Prospectus Supplement, any Interim Prospectus Supplement and each Permitted Free Writing Prospectus have been timely filed with the Commission under the Securities Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act), and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; (v) if delivered on a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered on a Settlement Date, at the Time of Sale applicable relating to the Shares, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (vi) if delivered on a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered on a Settlement Date, at the Time of Sale relating to the applicable Shares and at the Settlement Date, the General Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Manager expressly for use in the General Disclosure Package; and (vii) the Shares to be sold on that date, if any, have been duly and validly authorized by the Company and that all corporate action required to be taken for the authorization, issuance and sale of the Shares on that date, if any, has been validly and sufficiently taken.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Managers shall have received on each Representation Date, and on such other dates as may be reasonably requested by the Managers, an opinion of Graydon, Head & Ritchey LLP, outside counsel for the Company, dated such date, to the effect that:

(i) the Company is validly existing as a corporation in good standing under the laws of the State of Ohio, and is duly registered as a bank holding company and qualified as a financial holding company under the Bank Holding Company Act of 1956, as amended, with the corporate power and authority to own, lease and operate its property and to conduct its business as described in each of the Registration Statement, the Prospectus and the General Disclosure Package ;

(ii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Registration Statement, the Prospectus and the General Disclosure Package;

(iii) the shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable;

(iv) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

(v) this Agreement has been duly authorized, executed and delivered by the Company;

(vi) the statements relating to legal matters, documents or proceedings included in (1) the Prospectus under the captions “Description of Fifth Third Capital Stock” and “Certain ERISA Considerations” insofar as it purports to constitute a summary of matters of the U.S. Employee Retirement Income Security Act of 1974 and regulations or legal conclusions with respect thereto, (2) the Prospectus under the caption “Plan of Distribution” and (3) the Registration Statement in Item 15, in each case fairly summarize in all material respects such matters, documents or proceedings;

(vii) the Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the General Disclosure Package will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended; and

(viii) (A) in the opinion of such counsel (1) each Incorporated Document (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complies as to form in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (2) the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and (B) nothing has come to the attention of such counsel that causes such counsel to believe that (1) any part of the Registration Statement, when such part became effective (except for the financial statements and financial schedules and other financial and statistical data included therein as to which such counsel need not express any belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein as to which such counsel need not express any belief), on the date of this Agreement and at each Deemed Effective Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) the General Disclosure Package (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of its date, or as amended or supplemented, if applicable, as of such Representation Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (4) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief), as amended or supplemented, if applicable, as of such Representation Date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinion or opinions, Graydon Head & Ritchey LLP may rely (i) as to matters involving the application of laws of the State of New York upon the opinion of Sullivan & Cromwell LLP delivered pursuant to Section 5(e); and (ii) as to certain other matters, on certificates of responsible officers of the Company, public officials and others deemed by such counsel to be responsible.

(d) The Managers shall have received on each Representation Date, and on such other dates as may be reasonably requested by the Managers, an opinion of Paul L. Reynolds, Esq., General Counsel of the Company, dated such date, to the effect that:

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, with power and authority to own, lease and operate its property and conduct its business as described in each of the Registration Statement, the Prospectus and the General Disclosure Package;

(ii) Fifth Third Bank and Fifth Third Bank (Michigan) have been duly organized or incorporated and are validly existing as a bank or corporation in good standing under the laws of its respective jurisdiction of organization or incorporation; and all of the issued shares of capital stock of each such entity have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors’ qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

(iii) to the best of such counsel’s knowledge and other than as set forth in the Prospectus, such counsel does not know of any legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described; and

(iv) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not constitute a breach of or default under the Second Amended Articles of Incorporation, as amended, or Code of Regulations, as amended, of the Company or, to the best of such counsel’s knowledge, any agreement, indenture or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained under the Securities Act and as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

In rendering such opinion or opinions, Paul L. Reynolds may rely as to matters involving the application of laws of the State of New York upon the opinion of Sullivan & Cromwell LLP delivered pursuant to Section 5(e).

(e) The Managers shall have received on each Representation Date, and on such other dates as may be reasonably requested by the Managers, an opinion of Sullivan & Cromwell LLP, counsel for the Managers, dated such date, in form and substance reasonably satisfactory to the Managers. Sullivan & Cromwell LLP may rely (i) as to matters involving the application of laws of the State of Ohio upon the opinions of Graydon Head & Ritchey LLP and Paul L. Reynolds, Esq. delivered pursuant to Sections 5(c) and (d), respectively; and (ii) as to certain other matters on certificates of responsible officers of the Company, public officials and others deemed by such counsel to be responsible.

The opinions of counsel for the Company described in Sections 5(c) and 5(d) above shall be rendered to the Managers at the request of the Company and shall so state therein.

(f) The Managers shall have received, upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder) and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, (ii) any Shares are delivered to any Manager as principal on a Settlement Date, at such Manager’s oral or written request and upon reasonable advance oral or written notice to the Company, (iii) the Company shall file an annual report on Form 10-K or quarterly report on Form 10-Q, (iv) there is filed with the Commission any document (other than an annual report on Form 10-K or quarterly report on Form 10-Q) incorporated by reference into the Prospectus which contains additional amended financial information or (v) on such other dates as may be reasonably requested by the Managers, a letter dated such date in form and substance satisfactory to the Managers, from Deloitte & Touche LLP, independent public accountants for the Company (A) to the effect set forth in Annex I hereto (the first such letter, the “Initial Comfort Letter”) and (B) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement, the Prospectus Supplement, the Prospectus or any issuer free writing prospectus, as amended and supplemented to the date of such letter.

(g) All filings with the Commission required by Rule 424 under the Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(h) The Shares shall have been approved for listing on the Exchange, subject only to a notice of issuance at or prior to the Settlement Date.

(i) The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

6. Covenants of the Company. The Company covenants with each Manager as follows:

(a) To furnish to each Manager copies of the Registration Statement (excluding exhibits) and copies of the Prospectus (or the Prospectus as amended or supplemented) in such quantities as any Manager may from time to time reasonably request. In case the Managers are required to deliver, under the Securities Act (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), a prospectus relating to the Shares after the nine-month period referred to in Section 10(a)(3) of the Securities Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Securities Act, upon the request of any Manager, and at its own expense, the Company shall prepare and deliver to such Manager as many copies as such Manager may request of an amended Registration Statement or amended or supplemented prospectus complying with Item 512(a) of Regulation S-K or Section 10(a)(3) of the Securities Act, as the case may be.

(b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to each Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which any Manager reasonably objects (other than any prospectus supplement relating to the offering of Securities other than the Common Stock). To furnish to each Manager a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which any Manager reasonably objects. Not to take any action that would result in the Managers or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Managers that the Managers otherwise would not have been required to file thereunder.

(c) To file, subject to Section 6(b) above, promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for the duration of the Delivery Period. For the duration of the Delivery Period, to include in its quarterly reports on

Form 10-Q, and in its annual reports on Form 10-K, a summary detailing, for the relevant reporting period, (i) the number of Shares sold through the Managers pursuant to this Agreement, (ii) the net proceeds received by the Company from such sales and (iii) the compensation paid by the Company to the Managers with respect to such sales (or alternatively, prepare a prospectus supplement (each, an “Interim Prospectus Supplement”) with such summary information and, at least once a quarter and subject to Section 6(b) above, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act)).

(d) To prepare a Prospectus Supplement at the end of each fiscal quarter, with respect to any Shares sold by the Company pursuant to this Agreement during such fiscal quarter in a form previously approved by the Managers and to file such Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act); to file any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; to provide copies of the Prospectus and such Prospectus Supplement and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto (collectively, “EDGAR”)) to each Manager via e-mail in “.pdf” format on such filing date to an e-mail account designated by each Manager; and, at any Manager’s request, to also furnish copies of the Prospectus and such Prospectus Supplement to the Exchange and each other exchange or market on which sales were effected, in each case, as may be required by the rules or regulations of the Exchange or such other exchange or market.

(e) During the Delivery Period to advise the Managers, promptly after it receives notice thereof, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(f) If, after the date hereof and during the Delivery Period, either (i) any event shall occur or condition exist as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file any document in order to comply with the Securities Act or the Exchange Act, to promptly advise the Managers by telephone (with confirmation in writing or electronic mail) and to promptly prepare and file, subject to Section 6(b) above, with the Commission an amendment or supplement to the Registration Statement or the Prospectus which will correct such statement or omission or effect such compliance and to furnish to each Manager as many copies as such Manager may reasonably request of such amendment or supplement.

(g) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Managers shall reasonably request and to continue such qualifications in effect so long as necessary under such laws for the distribution of the Shares provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now subject.

(h) To make generally available to the Company’s security holders and to the Managers as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: ii) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Prospectus Supplement, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Shares (within the time required by Rule 456(b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Managers, in the quantities hereinabove specified, iii) all costs and expenses related to the transfer and delivery of the Shares to the Managers, including any transfer or other taxes payable thereon, iv) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(g) above, including filing fees and the reasonable fees and disbursements of counsel for the Managers in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, v) all filing fees and the reasonable fees and disbursements of counsel to the Managers incurred in connection with any review and qualification of the offering of the Shares by the Financial Industry Regulatory Authority, vi) all costs and expenses incident to listing the Shares on the Exchange, vii)

the costs and charges of any transfer agent, registrar or depositary, and viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section 6, Section 3(b) and Section 8, each Manager will pay all of its costs and expenses, including fees and disbursements of its counsel, stock transfer taxes payable on resale of any of the Shares by such Manager and any advertising expenses connected with any offers such Manager may make.

(j) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Shares have been sold, prior to such third anniversary, to file, subject to Section 6(b), a new shelf registration statement and to take any other action necessary to permit the public offering of the Shares to continue without interruption (references herein to the Registration Statement shall include the new registration statement declared effective by the Commission).

(k) To use its commercially reasonable efforts to cause the Shares to be listed for trading on the Exchange and to maintain such listing.

(l) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a prospectus supplement relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Managers shall otherwise reasonably request), or (iii) the Shares are delivered to the Managers as principals on a Settlement Date (such commencement date and each such date referred to in (i), (ii) and (iii) above, a “Representation Date”), to furnish or cause to be furnished to the Managers forthwith a certificate dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, or the relevant Settlement Date, as the case may be, in form reasonably satisfactory to the Managers to the effect that the statements contained in the certificate referred to in Section 5(b) of this Agreement are true and correct at the time of such amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(m) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder) and at each date specified in Sections 5(c) and 5(d) , the Company shall cause to be furnished to the Managers, dated as of such date, in form and substance satisfactory to the Managers, the written opinion of Graydon, Head & Ritchey LLP, outside counsel for the Company, as described in Section 5(c), Paul L. Reynolds, Esq., General Counsel of the Company, as described in Section 5(d), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion.

(n) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder) and at each date specified in Section 5(e), Sullivan & Cromwell LLP, counsel to the Managers, shall furnish to the Manager a written opinion, dated as of such date in form and substance reasonably satisfactory to the Managers.

With respect to Sections 6(m) and 6(n) above, in lieu of delivering such an opinions for Representation Dates subsequent to the commencement of the offering of the Shares under this Agreement such counsel may furnish the Managers with a letter (a “Reliance Letter”) to the effect that the Managers may rely on a prior opinion delivered under Section 6(m) or Section 6(n), as the case may be, to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such Representation Date).

(o) At each date specified in Section 5(g), Deloitte & Touche LLP, independent public accountants of the Company, shall deliver to the Managers the comfort letters described in Section 5(g).

(p) To comply with the Due Diligence Protocol attached hereto on Schedule II and any other due diligence review or call reasonably requested by the Managers.

(q) To reserve and keep available at all times, free of preemptive rights, Shares for the purpose of enabling the Company to satisfy its obligations hereunder.

(r) That it consents to the Managers trading in the Common Stock for the Managers’ own accounts and for the accounts of their respective clients at the same time as sales of the Shares occur pursuant to this Agreement.

(s) That each acceptance by the Company of an offer to purchase the Shares hereunder shall be deemed to be an affirmation to the Managers that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).

(t) Not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock or warrants or other rights to purchase the Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the Securities Act of any shares of the Common Stock, except for (i) the registration of the Shares and the sales through the Managers pursuant to this Agreement, (ii) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, including the proposed exchange offer for the Company’s depositary shares each representing a  1/250th interest in a share of the Company’s convertible Series G preferred stock, (iii) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company or (iv) any shares of Common Stock issued pursuant to any non-employee director stock plan, dividend reinvestment plan or stock purchase plan of the Company, during the Delivery Period, without (A) giving the Managers at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (B) the Managers suspending activity under this program for such period of time as requested by the Company.

7. Covenants of the Managers. Each Manager covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of the Manager that otherwise would not be required to be filed by the Company thereunder, but for the action of such Manager.

8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Manager, each person, if any, who controls the Manager within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Manager within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, the General Disclosure Package, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Manager furnished to the Company in writing by the Manager expressly for use therein.

(b) Each Manager agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Manager, but only with reference to information relating to the Manager furnished to the Company in writing by the Manager expressly for use in the Registration Statement, the General Disclosure Package, any issuer free writing prospectus, the Prospectus or any amendment or supplement thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Manager on the other hand from the offering of the Shares or (ii) if the allocation provided by Section 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 8(d)(i) above but also the relative fault of the Company on the one hand and of the Manager on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Manager on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company bear to the total commissions received by the Manager. The relative fault of the Company on the one hand and the Manager on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company and each Manager agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it were offered to the public exceeds the amount of any damages that such Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)

shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Managers, any person controlling any Manager or any affiliate of any Manager or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

9. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

10. Termination. (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement with respect to any Manager in its sole discretion at any time. Any such termination shall be without liability of any party to any other party, except that (i) with respect to any pending sale through any Manager for the Company, the obligations of the Company, including, but not limited to, its obligations under Section 4 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1, Section 3(b) and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b) Each Manager shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time provided, however that such termination shall only be with respect to the Manager giving notice and shall have no effect on any other Manager’s rights or obligations under this Agreement. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale through any Manager for the Company, the obligations of the Company, including, but not limited to, its obligations under Section 4 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1, Section 3(b) and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c) This Agreement shall remain in full force and effect until and unless terminated with respect to each Manager hereunder pursuant to Section 10(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Section 1, Section 3(b) and Section 8 of this Agreement shall remain in full force and effect.

(d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by each Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 4.

11. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Managers with respect to the preparation of any Registration Statement, Prospectus Supplement or the Prospectus, the conduct of the offering and the sale and distribution of the Shares.

(b) The Company acknowledges that in connection with the offering of the Shares: (i) the Managers have acted at arm’s length and owe no fiduciary duties to, the Company or any other person, (ii) the Managers owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Managers may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against any Manager arising from an alleged breach of fiduciary duty in connection with the sale and distribution of the Shares.

12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

15. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Managers shall be delivered, mailed or sent c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036 (Attn: Equity Capital Markets Syndicate Desk); and if to the Company shall be delivered, mailed or sent to Fifth Third Bancorp, 38 Fountain Sq. Plaza, Fifth Third Center, Cincinnati, OH 45263 (Attn: General Counsel).

[Signature page follows]

Very truly yours,

Fifth Third Bancorp

By:	/s/ ROSS J. KARI
Name:	Ross J. Kari
Title:	Executive Vice President and Chief Financial Officer

Accepted as of the date first written above Morgan Stanley & Co. Incorporated

By:	/s/ KEN POTT
Name:	Ken Pott
Title:	Managing Director

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ AARON PACKLES
Name:	Aaron Packles
Title:	Managing Director

SCHEDULE I

Permitted Free Writing Prospectuses

Fifth Third Bancorp Press Release dated May 20, 2009

captioned “Fifth Third Announces Capital Actions”

I-1

SCHEDULE II

Due Diligence Protocol

Set forth below are guidelines for use by the Company and the Managers in connection with the Managers’ continuous due diligence efforts in connection with the sale and distribution of the Shares pursuant to the Agreement. For the avoidance of doubt, the Managers and the Company expect that no sales under the Agreement will be requested or made at any time the Company is, or could be deemed to be, in possession of material non-public information with respect to the Company.

1.	In addition to the documents provided on or immediately prior to each Representation Date pursuant to Sections 6(l), (m), (n), (o) and (p) of the Agreement, the Managers expect to (i) conduct a due diligence call with the appropriate business, financial and legal representatives of the Company at least once every week after commencement of the offering of the Shares under the Agreement (and more frequently as part of regular interaction) and (ii) receive the certificate referred to in Section 5(b) of the Agreement at least once every week after commencement of the offering of the Shares under the Agreement.

2.	On the date of or promptly after the Company’s management report becomes available for a given month (but no later than the last business day of the immediately succeeding month), the Manager expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 5(b) of the Agreement.

3.	In the event that the Company requests the Managers to sell on any one Trading Day an amount of Shares that would be equal to or greater than 15% of the average daily trading volume (calculated based on the most recent three completed Trading Days) of the Company’s common shares, the Managers expect to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 5(b) of the Agreement.

The foregoing is an expression of current intent only, and shall not in any manner limit the Managers’ rights under the Agreement, including the Manager’s right to require such additional due diligence procedures as the Manager may reasonably request pursuant to the Agreement.

II-1

Exhibit A

[Manager Letterhead]

            , 20

[            ]

[                    ]

Attention:

VIA ELECTRONIC MAIL

TRANSACTION CONFIRMATION

Dear                     :

This Confirmation sets forth the terms of the agreement of [MANAGER] (the “Manager”) with Fifth Third Bancorp (the “Company”) relating to the sale of shares of the Company’s common stock, no par value , having an aggregate gross sales price of up to $[—] pursuant to the Equity Distribution Agreement between the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, dated May 20, 2009 (the “Agreement”). Unless otherwise defined below, capitalized terms defined in the Agreement shall have the same meanings when used herein.

By countersigning or otherwise indicating in writing the Company’s acceptance of this Confirmation (an “Acceptance”), the Company shall have agreed with the Manager to engage in the following transaction:

[Number of Shares to be sold][Aggregate Gross Price of Shares to be sold]:

Minimum price at which Shares may be sold:

Date(s) on which Shares may be sold:

Compensation to Manager (if different than the Agreement):

Manner in which Shares are to be sold:

The transaction set forth in this Confirmation will not be binding on the Company or the Manager unless and until the Company delivers its Acceptance; provided, however, that neither the Company nor the Manager will be bound by the terms of this Confirmation unless the Company delivers its Acceptance by              am/pm (New York time) on [the date hereof/            , 200    ].

By delivering its Acceptance, the Company shall have agreed with the Manager that the Prospectus (as defined in the Agreement), including the documents incorporated by reference therein, as of the date of the Acceptance, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

The transaction, if it becomes binding on the parties, shall be subject to all of the representations, warranties, covenants and other terms and conditions of the Agreement, except to the extent amended or modified hereby, all of which are expressly incorporated herein by reference. Each of the representations and warranties set forth in the Agreement shall be deemed to have been made at and as of the date of the Company’s Acceptance, and at every Time of Sale and any Settlement Date.

If the foregoing conforms to your understanding of our agreement, please so indicate your Acceptance by signing below.

Very truly yours,

[MANAGER]

By:
Name:
Title:

ACCEPTED as of the date first above written

FIFTH THIRD BANCORP

By:
Name:
Title:

[Note: The Company’s Acceptance may also be evidenced by a separate written acceptance referencing this Confirmation and delivered in accordance with the

Agreement]

ANNEX I

Pursuant to Section 5(g) of the Equity Distribution Agreement, the accountants shall furnish letters to the Managers to the effect that:

(i) They are an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder adopted by the Securities and Exchange Commission (the “SEC”) and the Public Company Accounting Oversight Board (United States) (the “PCAOB”);

(ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited or examined by them and included or incorporated by reference in the Registration Statement, Prospectus or the General Disclosure Package comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Managers;

(iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and/or included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years;

(iv) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

(v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A) any unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(B) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (A) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(C) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

(D) as of a specified date not more than five days prior to the date of such letter, there have been any decreases in demand deposits, interest checking deposits, long-term debt or stockholders’ equity, or in other items specified by the Representative, or any increases in long-term debt, or in other items specified by the Representative, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(E) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in net interest income or net income, or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representative, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(vii) In addition to the examination or audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination or audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representative or in documents incorporated by reference in the Prospectus specified by the Representative, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.